UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2010
RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	1-12619 (Commission File Number)	43-1766315 (IRS Employer Identification No.)

800 Market Street, Suite 2900 Saint Louis, MO (Address of principal executive offices)	63101 (Zip Code)
Registrant’s telephone number, including area code 314-877-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Pro Forma Financial Information
     Furnished as Exhibit 99.1 and incorporated herein by reference are the unaudited pro forma condensed combined financial statements of Ralcorp Holdings, Inc. (the “Company”) for the year ended September 30, 2009 and as of and for the six months ended March 31, 2010. The pro forma financial statements give pro forma effect to the pending acquisition of American Italian Pasta Company (“AIPC”) and certain proposed financing transactions. The pro forma financial statements are derived from the historical financial statements of the Company and AIPC. The pro forma financial statements, which have been prepared in connection with the proposed financing transactions, are preliminary and reflect a number of assumptions, including, among others, that the acquisition and the proposed financing transactions will be consummated. There can be no assurance that any of such transactions will be consummated or that the actual terms of such transactions will not differ materially from the Company’s current expectations.
Historical Financial Statements of AIPC
     Attached hereto as Exhibit 99.2 and incorporated herein by reference are the audited consolidated financial statements of AIPC, including the consolidated balance sheet as of October 2, 2009 and the consolidated statement of operations, statement of stockholders’ equity and comprehensive income and statement of cash flows for the 53-week year ended October 2, 2009, with the report of the independent registered public accounting firm.
     Set forth in Exhibit 99.3 and incorporated herein by reference are the unaudited condensed consolidated balance sheet as of April 2, 2010, the unaudited condensed consolidated statements of operations for the thirteen weeks and twenty-six weeks ended April 2, 2010, and the unaudited condensed consolidated statements of cash flows for the twenty-six weeks ended April 2, 2010.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
23.1	Consent of Grant Thornton LLP, independent registered public accounting firm

99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Ralcorp Holdings, Inc., including the unaudited pro forma condensed combined balance sheet as of March 31, 2010 and the unaudited pro forma condensed combined statements of earnings for the year ended September 30, 2009 and the six months ended March 31, 2010

99.2	Audited Consolidated Financial Statements of American Italian Pasta Company, including the consolidated balance sheet as of October 2, 2009 and the consolidated statement of operations, statement of stockholders’ equity and comprehensive income and statement of cash flows for the 53-week year ended October 2, 2009, with the report of the independent registered public accounting firm

99.3	Unaudited Condensed Consolidated Financial Statements of American Italian Pasta Company, including the unaudited condensed consolidated balance sheet as of April 2, 2010, the unaudited condensed consolidated statements of operations for the thirteen weeks and twenty-six weeks ended April 2, 2010, and the unaudited condensed consolidated statements of cash flows for the twenty-six weeks ended April 2, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC. (Registrant)
Date: July 21, 2010	By:	/s/ T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and Chief Accounting Officer

Exhibits

Exhibit
No.	Description
23.1	Consent of Grant Thornton LLP, independent registered public accounting firm

99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Ralcorp Holdings, Inc., including the unaudited pro forma condensed combined balance sheet as of March 31, 2010 and the unaudited pro forma condensed combined statements of earnings for the year ended September 30, 2009 and the six months ended March 31, 2010

99.2	Audited Consolidated Financial Statements of American Italian Pasta Company, including the consolidated balance sheet as of October 2, 2009 and the consolidated statement of operations, statement of stockholders’ equity and comprehensive income and statement of cash flows for the 53-week year ended October 2, 2009, with the report of the independent registered public accounting firm

99.3	Unaudited Condensed Consolidated Financial Statements of American Italian Pasta Company, including the unaudited condensed consolidated balance sheet as of April 2, 2010, the unaudited condensed consolidated statements of operations for the thirteen weeks and twenty-six weeks ended April 2, 2010, and the unaudited condensed consolidated statements of cash flows for the twenty-six weeks ended April 2, 2010